UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2011

Fusion-io, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35188	20-4232255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2855 E. Cottonwood Parkway, Suite 100

Salt Lake City, Utah 84121

(Address of principal executive offices, including zip code)

(801) 424-5500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 is being filed by Fusion-io, Inc. (“Fusion-io”) to amend Item 9.01 of its Current Report on Form 8-K originally filed by Fusion-io with the Securities and Exchange Commission on August 12, 2011 in connection with Fusion-io’s acquisition of IO Turbine, Inc. (“IO Turbine”) pursuant to an Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of August 4, 2011, by and among Fusion-io, Thunderbird Acquisition Corp., a wholly owned subsidiary of Fusion-io, Thunderbird Merger Sub LLC, a wholly owned subsidiary of Fusion-io, IO Turbine, M. Helen Bradley as stockholder representative, and U.S. Bank National Association as escrow agent. The acquisition of IO Turbine closed on August 11, 2011. As indicated in the original Form 8-K, this Form 8-K/A is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following financial statements of IO Turbine required by this Item 9.01(a) are being filed as Exhibit 99.1 to this amendment and are incorporated by reference herein:

IO Turbine’s audited balance sheets as of June 30, 2010 and 2011 and the related audited statements of operations, stockholders’ equity, and cash flows for the period from December 15, 2009 (inception) through June 30, 2010, the year ended June 30, 2011 and for the period from December 15, 2009 (inception) through June 30, 2011.

(b)	Pro Forma Financial Information

The following pro forma financial information required by this Item 9.01(b) is filed as Exhibit 99.2 to this amendment and is incorporated by reference herein:

The unaudited pro forma condensed combined financial statements of Fusion-io after giving effect to the acquisition of IO Turbine and adjustments described in such pro forma financial information.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	IO Turbine’s audited balance sheets as of June 30, 2010 and 2011 and the related audited statements of operations, stockholders’ equity, and cash flows for the period from December 15, 2009 (inception) through June 30, 2010, the year ended June 30, 2011 and for the period from December 15, 2009 (inception) through June 30, 2011.

99.2	Unaudited pro forma condensed combined financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION-IO, INC.

By:	/S/ SHAWN J. LINDQUIST
Shawn J. Lindquist
Chief Legal Officer and Executive Vice President

Date: October 26, 2011

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	IO Turbine’s audited balance sheets as of June 30, 2010 and 2011 and the related audited statements of operations, stockholders’ equity, and cash flows for the period from December 15, 2009 (inception) through June 30, 2010, the year ended June 30, 2011 and for the period from December 15, 2009 (inception) through June 30, 2011.

99.2	Unaudited pro forma condensed combined financial statements.